Exhibit 99.1

Village Farms Appoints Hamid Shekarchi as Interim Chief Financial Officer

18-year finance, valuation and transaction professional promoted from CFO of Company’s Canadian Cannabis business

Hamid Shekarchi succeeds Steve Ruffini who remains a member of leadership team overseeing mergers and acquisitions

VANCOUVER, British Columbia, September 10, 2026 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced the appointment of Hamid Shekarchi as Interim Chief Financial Officer, effective immediately. Mr. Shekarchi’s appointment follows the completion of a thorough search process as part of the Company’s previously announced CFO succession plan which was disclosed on April 3, 2026.

A veteran financial executive and valuation and transaction advisory professional, Mr. Shekarchi previously served as Chief Financial Officer of the Company’s Canadian Cannabis business and brings 18 years of financial leadership experience with a proven operational track record. During his tenure he has overseen the finance, accounting, and information technology departments to ensure disciplined growth and long-term value creation, including the business combination of the Company’s Canadian subsidiaries Pure Sunfarms and Rose LifeScience as well as the rapid expansion of its international export business.

President and Chief Executive Officer Michael DeGiglio commented, “Hamid is a gifted financial and strategic mind with deep institutional knowledge of the inner workings of our business, industry, technology and AI as well as our rapidly evolving competitive landscape. It’s abundantly clear he is uniquely suited for this role, and we’re confident his impact will be felt immediately. We look forward to welcoming him to our global C-Suite to lead our finance function during this pivotal time of growth and global expansion.”

Hamid Shekarchi commented, “I am incredibly proud to assume these expanded leadership responsibilities at Village Farms and eager to expand my focus globally to support our next phase of growth. It has been a great honor to help form the foundation for our success in Canada, and I look forward to working with our team members around the world to strengthen our business systems and insights to continue delivering industry-leading results and value for our shareholders.”

Prior to joining the Company’s Pure Sunfarms subsidiary in 2021, Hamid co-led BDO’s Western Canada Cannabis practice where he focused extensively on conducting business valuations across North America and Europe, and also held senior roles at BDO Canada and PwC where he advised numerous private and publicly-traded companies across the manufacturing, mining, technology, and real estate industries. Hamid is a graduate of Simon Fraser University, a Chartered Professional Accountant (CPA, CA), a Chartered Business Valuator (CBV), and a past recipient of Business in Vancouver’s Forty Under 40 Award recognizing leadership, impact, and community engagement.

About Village Farms International, Inc.

Village Farms is a global leader in cannabis, plant-based consumer packaged goods, and sustainable innovation. With a legacy built on decades of Controlled Environment Agriculture expertise and Dutch farming practices, today the Company is one of the world’s largest and most profitable cannabis operators with an asset portfolio that spans over 7 million square feet of advanced greenhouse and indoor cultivation assets.

In Canada, Village Farms operates the world’s largest EU-GMP certified cannabis facility at its production campus in Delta, British Columbia, and exports products to international medical markets. The Company is also a market share leader in dried flower formats and produces and distributes some of the country’s highest quality and best-selling strains, including its flagship Pure Sunfarms Pink Kush, one of the most widely consumed strains on the planet. Village Farms’ Canadian brand portfolio includes Pure Sunfarms, Fraser Valley Weed Co., Soar, Super Toast, Pure Laine, Tam Tams and Promenade.

In the Netherlands, the Company is one of only ten licensed operators in the country’s regulated cannabis program, and in the United States its CBDistillery brand is one of the country’s premier cannabinoid wellness platforms, and it also holds equity interests in cannabis businesses in Australia and Germany. Beyond cannabis, the Company holds an equity interest in Verdexa Holdings, a private venture pursuing strategic acquisitions to build a premier branded food platform, and its Clean Energy division transforms landfill gas into renewable natural gas and receives royalties on all revenues generated.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 495-5067 Email: sgibbons@villagefarms.com

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This Press Release also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “can”, “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, “position” or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”), Balanced Health Botanicals, LLC (“Balanced Health”), and Village Farms International B.V. (“VF International”); the limited operational history of the Delta RNG Project in our energy segment and VF International; the legal status of the cannabis business of Pure Sunfarms, Rose and VF International and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis and cannabinoid (CBD) products in the United States; risks relating to the implementation and enforcement of the Continuing Appropriations, Agriculture, Legislative Branch, Military Construction and Veterans Affairs, and Extension Act, 2026 which may materially and adversely affect our CBD business in the United States; risks relating to the operation of our collaboration with Verdexa Holdings; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada as well as exports; risks related to the start-up of international production at our Netherlands operations under VF International; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for our Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade and the potential for tariffs and other trade restrictions; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, which may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this Press Release and the Company’s most recently filed annual report on Form 10-K and quarterly report on Form 10-Q.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.